UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 9, 2005


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                   0-26006                  95-4181026
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)





               3151 EAST WASHINGTON BOULEVARD
                  LOS ANGELES, CALIFORNIA                       90023
         (Address of Principal Executive Offices)            (Zip Code)




                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01    REGULATION FD DISCLOSURE.

         On February 9, 2005, Tarrant Apparel Group (the "Registrant") issued a press release updating its outlook for the fourth quarter and fiscal year 2004 results of operations and financial condition and outlook for 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1 Press Release dated February 9, 2005, published by the Registrant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TARRANT APPAREL GROUP



Date:    February 11, 2005             By: /S/ CORAZON REYES
                                          --------------------------------------
                                          Corazon Reyes, Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

99.1         Press Release dated February 9, 2005, published by the Registrant.

                                                                    EXHIBIT 99.1

FOR:TARRANT APPAREL GROUP

FOR IMMEDIATE RELEASE

      TARRANT APPAREL GROUP PROVIDES FOURTH QUARTER AND FISCAL 2004 UPDATE

                    ~ COMPANY REAFFIRMS FISCAL 2005 OUTLOOK ~

LOS ANGELES, Feb. 9 -- Tarrant Apparel Group (Nasdaq: TAGS - NEWS), a leading provider of private label and private brand casual apparel, today announced its updated outlook for the fourth quarter and fiscal 2004 and reaffirmed its fiscal 2005 outlook.

The Company now anticipates that revenues and net loss for the 2004 fourth quarter will be in the range of $36.0 million to $38.0 million and $27.5 million to $27.0 million, respectively. This compares to the Company's previous fourth quarter outlook for revenue in the range of $40.0 million to $45.0 million and net loss in the range of $23.1 million to $22.1 million. The revised fourth quarter outlook translates into expected full year revenue of $154.0 million to $156.0 million and net loss of $103.1 million to $102.6 million.

As previously disclosed, the anticipated net loss for the fourth quarter and full year includes a non-cash charge of approximately $23.0 million expected to be incurred in the fourth quarter, resulting from a reclassification of foreign currency translation adjustments presently recorded on the balance sheet as a reduction of stockholders' equity. The anticipated loss for the full year also includes a non-cash charge of $64.3 million recorded in the second quarter of 2004, which is the Company's portion of a $78.0 million charge for impairment of assets resulting from an appraisal of the Company's fixed assets in Mexico. Excluding both non-cash charges, the Company anticipates a net loss of $4.5 million to $4.0 million for the fourth quarter and a net loss of $15.8 million to $15.3 million for fiscal 2004.

For fiscal 2005, the Company continues to expect sales to be in the range of approximately $220 million to $240 million and net income to be between approximately $7 million and $11 million. This outlook anticipates growth in both the Private Brand and Private Label business segments.

Barry Aved, President and CEO of Tarrant Apparel Group, commented, "Our revised guidance reflects a greater than expected impact from the factors we discussed in our third quarter conference call: softer than expected holiday bookings, internal challenges faced by certain large customers, and increased air freight costs related to congestion in the West Coast ports. That said, we are pleased with the development of our Private Brands business, especially the recent agreements with Jessica Simpson and Beyonce Knowles, and believe we are on-track to meet our goals for 2005."

Tarrant Apparel Group serves specialty retailers, mass merchants, national department stores, and branded wholesalers by designing, merchandising, contracting for the manufacture of, and selling casual and well-priced apparel for women, men, and children.

Forward Looking Statements

Except for historical information contained herein, the statements in this release are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently unreliable and actual results may differ materially. Examples of forward looking statements in this news release include net loss and adjusted net loss estimates, revenue projections, estimated non-cash charges, and anticipated growth in the private brands and private label businesses. Factors which could cause actual results to differ materially from these forward-looking statements include a softening of retailer or consumer acceptance of the Company's products, pricing pressures and other competitive factors, continued delays at West Coast ports, delays in the deployment of new private brands, and the unanticipated loss of a major customer. These and other risks are more fully described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Pro Forma Financial Information

Tarrant Apparel Group has prepared adjusted net income (loss) data applicable to 2004 to supplement its estimated results determined under applicable generally accepted accounting principles (GAAP). The adjusted amounts are not meant as a substitute for GAAP, but are included solely for informational purposes. The adjusted data has been adjusted for two items that the Company believes to be one-time charges as described above.

The following table illustrates the adjustments to estimated net loss described in this press release and reconciles the adjusted data to the estimated net loss determined in accordance with GAAP:

                                   Three Months Ended          Year Ended
                                    December 31, 2004       December 31, 2004
                                    -----------------       -----------------
                                                 (in millions)
    Estimated net income
     (loss) after income taxes     $ (27.5)   $ (27.0)     $(103.1)   $(102.6)
    Add back impairment of
     assets charge net of
     minority interest(a)               --         --         64.3       64.3
    Add back foreign currency
     translation adjustment (b)       23.0       23.0         23.0       23.0
    Adjusted estimated
     net income (loss)             $  (4.5)    $ (4.0)      $(15.8)    $(15.3)

     (a) Represents the Company's portion of a $78 million charge incurred in the 2004 second quarter for impairment of assets resulting from an appraisal of the Company's fixed assets in Mexico.

     (b) Represents a charge expected to be incurred in the fourth quarter, resulting from a reclassification of foreign currency translation adjustments presently recorded on the balance sheet as a reduction of stockholders' equity. This reclassification and charge will occur upon the substantial liquidation of the Company's Mexico subsidiaries following the previously announced sale of the Company's fixed assets in Mexico.